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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 22, 2001



                     PACIFIC AEROSPACE & ELECTRONICS, INC.

            (Exact name of registrant as specified in its charter)


        Washington                   0-26088                     91-1744587
     (State or other               (Commission                 (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation or
      organization)

430 Olds Station Road, Third Floor, Wenatchee, WA                    98801
  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:              (509) 667-9600
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Item 5.  Other Events
---------------------

On March 23, 2001, the Company issued a press release announcing the receipt, on March 22, 2001, of a determination letter from staff of the Nasdaq Stock Market, indicating that, absent a successful appeal, the Company's common stock would be removed from listing on the Nasdaq National Market. The press release further announced the Company's intention to request review of the determination. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference in this current report.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements
     --------------------

None required.

(b)  Pro Forma Financial Information
     -------------------------------

Not applicable.

(c)  Exhibits
     --------

The following is filed as an exhibit to this current report:

99.1 Press release dated March 23, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PACIFIC AEROSPACE & ELECTRONICS, INC.


                                By: /s/ Sheryl A. Symonds
                                   -------------------------------------------
                                   Sheryl A. Symonds
                                   V.P. Administration & General Counsel,
                                   Secretary



Dated:  March 23, 2001

                                       2
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                                 EXHIBIT INDEX


Exhibit
Number      Description

99.1        Press release dated March 23, 2001.

                                       3